EXECUTION COPY



                  FIFTH AMENDMENT dated as of April 12, 2002 (this "Amendment"), to the Credit Agreement dated as of February 26, 1999, among PLAYBOY ENTERPRISES, INC. (formerly known as New Playboy, Inc.), a Delaware corporation (the "Company"), PEI HOLDINGS, INC., a Delaware corporation and wholly owned subsidiary of the Company ("PHI"), the Lenders (as defined in Article I thereof), and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent"), and as issuing bank (in such capacity, the "Issuing Bank").


      A. The Company and PHI have requested that the Lenders enter into this Amendment to amend certain provisions of the Credit Agreement. The Lenders are willing to enter into this Amendment, subject to the terms and conditions of this Amendment.

      B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

      Accordingly, in consideration of the agreements, provisions and consents herein contained, the parties hereto hereby agree as follows:

      SECTION 1. Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:

      (a) The definition of "Consolidated Fixed Charge Coverage Ratio" is hereby amended by adding the words "(other than any interest expense imputed to any payment of the Califa Purchase Price pursuant to GAAP)" at the end of clause
(b)(i) thereof.

      (b) The definition of "Consolidated Interest Expense Coverage Ratio" is hereby amended by adding the words "(other than any interest expense imputed to any payment of the Califa Purchase Price pursuant to GAAP)" at the end of clause
(b) thereof.

      SECTION 2. Representations and Warranties. Each of the Company and PHI hereby represents and warrants to each Lender, on and as of the Fifth Amendment Effective Date (as such term is defined below), that:

      (a) This Amendment has been duly authorized, executed and delivered by each of the Company and PHI, and each of this Amendment and the Credit Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of each of the Company and PHI, enforceable in accordance with its terms.

      (b) After giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing.


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      SECTION 3. Conditions to Effectiveness. This Amendment shall become effective when the following conditions are satisfied (the "Fifth Amendment Effective Date"):

      (a) The Administrative Agent shall have received counterparts hereof executed by the Company, PHI and the Required Lenders.

      (b) The Administrative Agent shall have received a certificate, dated the Fifth Amendment Effective Date and signed by a Financial Officer of the Company, confirming that after giving effect to this Amendment (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects, with the same effect as though made on and as of the Fifth Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

      SECTION 4. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.


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                                                                               3


      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.



                                    PLAYBOY ENTERPRISES, INC. (formerly
                                    known as New Playboy, Inc.),

                                    by /s/ Robert D. Campbell
                                    ----------------------------------------
                                    Name: Robert D. Campbell
                                    Title: SVP, Treasurer


                                    PEI HOLDINGS, INC.,

                                    by /s/ Robert D. Campbell
                                    ----------------------------------------
                                    Name: Robert D. Campbell
                                    Title: SVP, Treasurer


                                    CREDIT SUISSE FIRST BOSTON,
                                    individually and as Administrative Agent,
                                    Collateral Agent and Issuing Bank,

                                    by /s/ O'Daly
                                    ----------------------------------------
                                    Name: Bill O'Daly
                                    Title: Director

                                    by /s/ Kristin Lepri
                                    ----------------------------------------
                                    Name: Kristin Lepri
                                    Title: Assistant Vice President


                                    ING (U.S.) CAPITAL LLC, individually and as Syndication Agent,

                                    by /s/ William James
                                    ----------------------------------------
                                    Name: William James
                                    Title: Director


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                                                                               4


                                    LASALLE BANK NATIONAL ASSOCIATION,

                                    by: /s/ Kyle Freimuth
                                    ----------------------------------------
                                    Name: Kyle Freimuth
                                    Title: Vice President

                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION,

                                    by: /s/ Ronald Prince
                                    ----------------------------------------
                                    Name: Ronald Prince
                                    Title: Senior Vice President


                                    HARRIS TRUST AND SAVINGS BANK,

                                    by /s/ Ronald V. Redd
                                    ----------------------------------------
                                    Name: Ronald V. Redd
                                    Title: Vice President


                                    JACKSON NATIONAL LIFE
                                    INSURANCE COMPANY,

                                    By: PPM America, Inc., as Attorney in fact,
                                    on behalf of Jackson National Life Insurance
                                    Company,

                                    by
                                    ----------------------------------------
                                    Name:
                                    Title:


                                    FRANKLIN FLOATING RATE TRUST,

                                    by /s/ Richard Hsu
                                    ----------------------------------------
                                    Name:
                                    Title:


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                                    KZH SOLEIL-2 LLC,

                                    by /s/ Anthony Iarrobino
                                    ----------------------------------------
                                    Name: Anthony Iarrobino
                                    Title: Authorized Agent


                                    KZH SOLEIL LLC,

                                    by /s/ Anthony Iarrobino
                                    ----------------------------------------
                                    Name: Anthony Iarrobino
                                    Title: Authorized Agent


                                    KZH ING-2 LLC,

                                    by /s/ Anthony Iarrobino
                                    ----------------------------------------
                                    Name: Anthony Iarrobino
                                    Title: Authorized Agent


                                    KZH ING-3 LLC,

                                    by /s/ Anthony Iarrobino
                                    ----------------------------------------
                                    Name: Anthony Iarrobino
                                    Title: Authorized Agent


                                    FIRST DOMINION FUNDING II,

                                    by
                                    ----------------------------------------
                                    Name:
                                    Title:


                                    FIRST DOMINION FUNDING III,

                                    by
                                    ----------------------------------------
                                    Name:
                                    Title:


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                                    GALAXY CLO-1999-1 LTD., as issuer,

                                    by
                                    ----------------------------------------
                                    Name:
                                    Title:


                                    MOUNTAIN CAPITAL CLO I LTD.,

                                    by
                                    ----------------------------------------
                                    Name:
                                    Title:


                                    PPM SPYGLASS FUNDING TRUST,

                                    by /s/ Diana L. Mushill
                                    ----------------------------------------
                                    Name: Diana L. Mushill
                                    Title: Authorized Agent